CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Exhibit 10.2

EXECUTION VERSION

CONFIDENTIAL

AMENDMENT NO. 1 TO DCA

This Amendment No. 1 (this “Amendment”) to that certain Definitive Collaboration Agreement dated as of June 9, 2020 (the “DCA”) is made and entered into as of May 27, 2022 (“Amendment Effective Date”) by and among Glaxo Wellcome UK Limited, a private company limited by shares organized under the laws of England having an office at [***], registered under company number 00480080 (“GW”); and GlaxoSmithKline Biologicals S.A., a private company limited by shares organized under the laws of Belgium having its registered place of business at [***], as assignee of the DCA from Beecham S.A. (“GSK Bio”, together with GW, “GSK”), and Vir Biotechnology, Inc., a Delaware corporation having an office at 499 Illinois Street, Suite 500, San Francisco, CA 94158 (“Vir”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to them in the DCA.

BACKGROUND

WHEREAS, Vir entered into a Development and Manufacturing Collaboration Agreement with WuXi Biologics (Hong Kong) Limited (“WuXi”), dated February 25, 2020 (the “Original WuXi Agreement”), pursuant to which Vir licensed the rights to develop, manufacture, and commercialize certain Antibody Products in Greater China (as defined below) to WuXi;

WHEREAS, GSK and Vir entered into the DCA, pursuant to which the Parties are collaborating on the development, manufacture, and commercialization of certain Collaboration Programs and Collaboration Products on a worldwide basis, subject to WuXi’s rights to certain Antibody Products in Greater China under the Original WuXi Agreement;

WHEREAS, the WuXi LOI that relates to the commercial supply of Antibody Product drug substance by WuXi was assigned by Vir to GSK;

WHEREAS, Vir and WuXi have entered into a Termination Agreement, dated May 16, 2022, whereby the Original WuXi Agreement is terminated and all rights, title and interest in and to all Vir Antibodies (as defined in the Original WuXi Agreement) in Greater China have reverted to Vir (the “WuXi Reversion Agreement”);

WHEREAS, [***] (the “Cell Line License Agreement”) [***] (the “MSA”), the Cell Line License Agreement and the MSA which remain in effect as of the Amendment Effective Date; and

WHEREAS, GSK and Vir now desire to enter into this Amendment for Vir to license the rights to the VIR-7831 Antibody Product in and for Greater China to GSK, on the terms and conditions as set forth in the DCA, as amended by this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.
Amendments to DCA. The DCA is hereby amended as follows:

a.
Inserting new Section 1.249 as follows:

““VIR-7831 Antibody Product” means an Antibody Product comprising sotrovimab, also known as VIR-7831 as of the Amendment Effective Date, which is a human immunoglobulin G (IgG1) monoclonal antibody (mAb) which neutralizes SARS-CoV-2 virus and cells infected with SARS-CoV-2 virus.”

The subsequent section references in Article 1 (Definitions) shall be re-numbered accordingly to account for the inserted section.

b.
Deleting Section 1.261 (definition of “WuXi Territory”) and inserting a new Section 1.116 as follows:

““Greater China” means People’s Republic of China, Hong Kong, Macau and Taiwan.”

The subsequent section references in Article 1 (Definitions) shall be re-numbered accordingly to account for the deleted section and the inserted section.

c.
Section 2.3.1 (Exclusivity Obligations of Vir) of the DCA is hereby amended by deleting “(A) the WuXi Agreement (in accordance with its terms)”. Clauses (B), (C) and (D) are also hereby amended to be re-numbered as clauses (A), (B) and (C). As used in this Amendment, the term “Existing Vir Third Party Agreements” shall mean the agreements set forth on Schedule 2.3.1 of the DCA, as amended hereby, and any other agreements between Vir and a Third Party of which Vir has notified GSK after the DCA Execution Date and that pertain to activities under the Antibody Program.

d.
Section 4.2.1 (General) of the DCA is hereby amended by adding the following sentence at the end of such section:

“For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement, as of the Amendment Effective Date, all of the rights, title and interest in and to all Antibody Products in Greater China that had been licensed to WuXi under the Original WuXi Agreement have reverted from WuXi to Vir, and such Antibody Products (including the VIR-7831 Antibody Product) shall be included in (including the licenses granted pursuant to Section 10.1.1 (License Grant to GSK)), and governed by, the terms of this Agreement, as amended.”

e.
Section 5.4.3 of the DCA is hereby amended and restated in its entirety as follows:

“5.4.3 [***]”

f.
The last sentence of Section 6.3.1(b) of the DCA is hereby deleted in its entirety.

g.
Section 7.1 (General) of the DCA is hereby amended by deleting the following language:

“; provided that GSK’s right to Commercialize any Collaboration Product shall be subject to rights granted to WuXi in the WuXi Territory for Antibody directed to SARS-COV-2. [***]”.

h.
Section 7.3 (Commercialization Efforts) of the DCA is hereby amended to add the following language at the end of such section:

“Notwithstanding anything to the contrary in this Agreement, (a) GSK shall have the sole right, but not the responsibility, to Develop (including to seek, obtain or maintain Regulatory Approval), Manufacture and Commercialize the VIR-7831 Antibody Product in and for Greater China at its sole cost and expense; provided that, for clarity, GSK shall not have any diligence obligations to so Develop, Manufacture or Commercialize the VIR-7831 Antibody Product in or for Greater China and (b) Vir shall not have any rights to Develop (including to seek, obtain or maintain Regulatory Approval), Manufacture or Commercialize the VIR-7831 Antibody Product in or for Greater China, and Vir shall not be responsible for any such costs or expenses incurred by GSK under clause (a) to Develop, Manufacture or Commercialize the VIR-7831 Antibody Product in or for Greater China. For clarity, GSK shall not be responsible for any Additional Amounts (as defined below), and such Additional Amounts shall be Vir’s responsibility as set forth in Section 9.17. For further clarity, the foregoing shall not amend the terms of this Agreement with respect to the Development or Manufacture of the VIR-7831 Antibody Product for use in countries or jurisdictions outside Greater China, even if such Development or Manufacture takes place in Greater China.”

i.
Section 7.4.3 of the DCA is hereby amended by deleting “and except as permitted by the WuXi Agreement in the WuXi Territory”.

j.
From and after the Amendment Effective Date, and with respect to the VIR-7831 Antibody Product in Greater China only, Sections 9.1-9.6, 9.9 and 9.10 of the DCA shall not apply and the following financial provisions in this clause (j) shall apply instead. For the avoidance of doubt, Article 9 of the DCA shall apply without the following amendments to any Antibody Products, other than the VIR-7831 Antibody Product, that have reverted to Vir as of the Amendment Effective Date pursuant to the WuXi Reversion Agreement:

“9.15 Upfront Payment. In partial consideration of the licenses and other rights herein, and subject to the terms and conditions set forth in this Agreement, GW shall make a one-time upfront payment to Vir of seven million Dollars ($7,000,000) (the “Upfront Payment”) within [***] after receipt of an invoice from Vir following the Amendment Effective Date. [***] of the Upfront Payment shall be paid by Vir to WuXi for designation as a credit in favor of GSK against invoices issued by WuXi to GSK after the Amendment Effective Date for work performed by WuXi for GSK pursuant to any agreement between WuXi and GSK (the “[***] Credit”); provided that the [***] Credit shall only be applied to work performed by WuXi for GSK in connection with (a) activities under the DCA, (b) activities under that certain Definitive Collaboration Agreement between the Parties dated May 18, 2021 or (c), if the Parties cannot agree through the JMC to apply the [***] Credit as provided in clause (a) or clause (b), activities that are necessary or useful, as determined by GSK in its sole discretion, to Develop, Manufacture or Commercialize the VIR-7831 Antibody Product in Greater China; provided, further, that if the [***] Credit is applied to activities under clause (a) or clause (b), it shall be applied to activities (and related invoices) solely allocable to GSK. In furtherance of the foregoing, Vir shall pay the [***] Credit to WuXi within [***] after receipt of the Upfront Payment from GW. Following the Amendment Effective Date, the Parties shall discuss in good faith through the JMC, and the Parties, together with WuXi, shall agree (i) on a process for accounting for such [***] Credit and ensuring the full [***] Credit is applied against invoices issued by WuXi to GSK as provided in this Section 9.15, and (ii) as to which activities performed by WuXi (and related invoices) the [***] Credit will apply as provided in clauses (a), (b) and (c) above; provided that, in the event of any disagreement between the Parties, GW (as between the Parties) shall have the final decision making authority, in its sole discretion, as to which activities (and related invoices) set forth in clauses (a), (b) and (c) above the [***] Credit will apply. For clarity, the activities to which the [***] Credit will be applied must be agreed with WuXi.”

“9.16 Royalties. In partial consideration of the licenses and other rights granted herein and subject to the terms and conditions set forth in this Agreement, commencing on the First Commercial Sale of the first VIR-7831 Antibody Product in Greater China and thereafter during the Term with respect to the Antibody Program (as defined in Section 14.1 of this Agreement), GW shall pay to Vir a tiered royalty on the aggregate Net Sales of the VIR-7831 Antibody Product sold by GW, its Affiliates and Sublicensees in Greater China in a Calendar Year, as follows:

Aggregate Net Sales in a Calendar Year for the VIR-7831 Antibody Product in Greater China:	Royalty Rate
For that portion of aggregate Net Sales of the VIR-7831 Antibody Product in Greater China in a Calendar Year less than [***]	[***]
For that portion of aggregate Net Sales of the VIR-7831 Antibody Product in Greater China in a Calendar Year greater than or equal to [***], but less than [***]	[***]
For that portion of aggregate Net Sales of the VIR-7831 Antibody Product in Greater China in a Calendar Year greater than or equal to [***], but less than [***]	[***]
For that portion of aggregate Net Sales of the VIR-7831 Antibody Product in Greater China in a Calendar Year greater than or equal to [***]	[***]

“9.17 Third Party Royalties; Additional Amounts. Other than the payments under Section 9.15 and Section 9.16, GW and its Affiliates shall not be responsible for payment of any additional amounts with respect to the VIR-7831 Antibody Product in Greater China, including royalties or third-party payments or sublicense fees, that are payable (i) to Third Parties pursuant to Existing Vir Third Party Agreements; or (ii) to WuXi, its Affiliates or its or their sublicensees in connection with any Intellectual Property Rights relating to the VIR-7831 Antibody Product (collectively, “Additional Amounts”), and Vir shall be solely responsible for payment of any such Additional Amounts. If either Party determines after the Amendment Effective Date, in its reasonable judgment, that any Third Party Intellectual Property Rights (other than those licensed under the Existing Vir Third Party Agreements or WuXi’s, its Affiliates’ or its or their sublicensees’ Intellectual Property Rights relating to the VIR-7831 Antibody Product) are necessary or reasonably useful to Develop, Manufacture or Commercialize the VIR-7831 Antibody Product in Greater China, then the terms of Section 9.6.1 of this Agreement shall apply and, if the decision is made in accordance with Section 9.6.1 to enter into a Blocking Third Party IP Agreement to obtain a license under such Third Party Intellectual Property Rights for purposes of Developing, Manufacturing or Commercializing the VIR-7831 Antibody Product in Greater China, then the Parties shall negotiate in good faith to agree on an allocation, as between the Parties, for sharing the payments to be made under such Blocking Third Party IP Agreement.”

“9.18 Estimated Sales Levels. Vir acknowledges and agrees that the sales levels set forth in Section 9.16 shall not be construed as representing an estimate or projection of anticipated sales of the VIR-7831 Antibody Product, or implying any level of diligence in or for Greater China, and that the sales levels set forth in such Section are merely intended to define GW’s royalty obligations in the event such sales levels are achieved.”

“9.19 Royalty Payment and Reporting.

9.19.1 GW shall, within [***] following the end of each Calendar Quarter, pay to Vir the royalties due under Section 9.16 for such Calendar Quarter. At the same time as such payment, GW shall furnish to Vir a written report showing the total Net Sales of the VIR-7831 Antibody Product sold by GW, its Affiliates and Sublicensees in Greater China for that Calendar Quarter stated in Dollars and the royalties due thereon. GW will, and will use good faith efforts to ensure that its Affiliates and Sublicensees, keep complete and accurate records in sufficient detail to enable the royalties payable under Section 9.16 to be determined and the information provided to be verified. So long as (i) GSK is still required to provide [***]; and (ii) the profit/loss sharing arrangement pursuant to Section 9.2 remains in respect of the VIR-7831 Antibody Product, GSK will also, as soon as reasonably practicable, but in no event later than the [***] after the end of each Calendar Quarter, beginning with the Calendar Quarter in which the First Commercial Sale of the VIR-7831 Antibody Product occurs in Greater China, provide to the Financial Working Group [***].

9.19.2 With respect to Net Sales of the VIR-7831 Antibody Product in Greater China invoiced in a currency other than Dollars, such amounts and the royalty amounts payable under this Agreement shall be expressed in Dollar equivalent calculated using GW’s standard conversion method consistent with Accounting Standards in a manner consistent with GW’s customary and usual conversion procedures used in preparing its financial statements applied on a consistent basis, provided that such procedures use a widely accepted source of published exchange rates. All amounts referred to in Section 9.15 and Section 9.16 are expressed in United States Dollars and GW shall make all payments due to Vir thereunder in Dollars by wire transfer or electronic funds transfer of immediately available funds to a bank account designated by Vir.”

“9.20 Late Payments. If any payment due under Section 9.15 or Section 9.16 is not made by GW when due, except where such payment is contested in good faith by GW, Vir may charge interest on the overdue amount at a rate of [***]; provided that such rate shall not exceed the maximum rate permitted by applicable Law. Such interest shall: (a) accrue on a daily basis from the due date until the date of actual payment of the overdue amount, (b) be payable on demand, and (c) apply in place of (and to the exclusion of) any statutory interest.”

“9.21 No Cost Sharing; Reimbursement. For clarity, costs and expenses related to Development, Manufacturing and Commercialization by GSK or its Affiliates or Sublicensees of the VIR-7831 Antibody Product in and for Greater China shall not be deemed to be or included in Development Costs or Allowable Expenses for purposes of Development Cost sharing or profit or loss sharing pursuant to Article 9 or otherwise. If any VIR-7831 Antibody Product that has been Manufactured and paid for by the Parties pursuant to Article 9 of this Agreement is used by GSK or any of its Affiliates or Sublicensees for any Development, Manufacturing (e.g., secondary Manufacturing) or Commercialization of the VIR-7831 Antibody Product in or for Greater China, then GSK shall notify the JMC of such use and, within [***] of such use, GW shall reimburse to Vir the costs of Manufacturing such VIR-7831 Antibody Product that have been paid by Vir pursuant to Article 9.”

For purposes of the financial provisions for the VIR-7831 Antibody Product in Greater China as set forth in this clause (j), the following definitions shall apply:

““First Commercial Sale” means, with respect to the VIR-7831 Antibody Product in a country or jurisdiction in Greater China, the first commercial sale of such VIR-7831 Antibody Product for use or consumption by the general public in an arms-length transaction by or on behalf of GW, its Affiliate or its Sublicensee in such country or jurisdiction in Greater China following receipt of all applicable Regulatory Approvals of the VIR-7831 Antibody Product in Greater China in such country or jurisdiction; provided that the following shall not constitute a First Commercial Sale: (a) any sale or inter-company transfers to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of such VIR-7831 Antibody Product, (b) any use of such VIR-7831 Antibody Product in Clinical Studies, preclinical activities or other research or Development activities, or (c) disposal or transfer of such VIR-7831 Antibody Product for a bona fide charitable purpose or for compassionate use, or prior to receipt of Regulatory Approvals for so called “treatment IND sales” and “named patient sales”.”

““Net Sales” means the actual gross amount invoiced by GW, its Affiliates or its or their Sublicensees for sales or other commercial disposition of the VIR-7831 Antibody Product in Greater China in finished package form (ready for use by the ultimate consumer), in a bona fide, arms-length transaction to a Third Party purchaser, excluding, for clarity, sales between or among GW and its Affiliates or Sublicensees, less the following deductions [***]

all of the foregoing as incurred in the ordinary course of business in type and amount consistent with good industry practice and determined in accordance with GW’s Accounting Standards, in each case consistently applied, consistent with GW’s audited consolidated financial statements.

For the sake of clarity and avoidance of doubt, bona fide, arms-length sales of the VIR-7831 Antibody Product by GW, its Affiliates or its or their Sublicensees to a Third-Party distributor of the VIR-7831 Antibody Product in a given country or jurisdiction in Greater China shall be considered as a sale to a Third Party customer.

The VIR-7831 Antibody Product provided in Greater China [***].

In the event that non-monetary consideration is received for the VIR-7831 Antibody Product in Greater China, Net Sales shall be calculated based on [***].”

k.
As of the Amendment Effective Date, Section 9.6.3 of the DCA is hereby amended by replacing the phrase “[***]” in each instance of appearance in such section with the phrase “[***]”.

l.
Section 10.1.2 (License Grant to Vir) of the DCA is hereby amended by:

•
replacing the phrase “[***]” with “[***]” in clause (a) of Section 10.1.2; and

•
replacing the phrase “[***]” with “[***]” in clause (b) of Section 10.1.2.

m.
Section 10.4 (Sublicenses) of the DCA is hereby amended by replacing the phrase “[***]” with “[***]”. Section 10.4 of the DCA is hereby further amended to add the following sentence at the end of such section:

“Notwithstanding anything to the contrary in this Agreement, with respect to the VIR-7831 Antibody Product in Greater China only, GSK shall not have the right, without Vir’s prior written consent, to grant sublicenses to Sublicensees to Commercialize the VIR-7831 Antibody Product in Greater China unless such Sublicensees are acting for and on behalf of GSK. For clarity, GSK shall have the right to grant sublicenses to Develop, Manufacture or Commercialize the VIR-7831 Antibody Product in Greater China to its Affiliates, and to grant sublicenses to Develop or Manufacture the VIR-7831 Antibody Product in Greater China to Sublicensees. [***] Any and all sublicenses granted by GSK with respect to the VIR-7831 Antibody Product in Greater China shall be in writing and shall be subject to, and consistent with, the terms and conditions of this Agreement (including the Development Plan) applicable to sublicensees and GSK shall be responsible for ensuring the compliance of its Sublicensees with all obligations owed to Vir under this Agreement.”

n.
The last sentence of Section 10.9.1 of the DCA is hereby deleted in its entirety.

o.
Section 10.9.3 of the DCA is hereby amended to add the following sentence at the end of such section:

“Notwithstanding anything to the contrary herein, this Section 10.9.3 shall not apply with respect to the Original WuXi Agreement, and all Intellectual Property Rights that arose from the Original WuXi Agreement and reverted to Vir under the WuXi Reversion Agreement and that are necessary or reasonably useful for the Development, Manufacture and Commercialization of the VIR-7831 Antibody Product shall be included in this Agreement (including the licenses granted pursuant to Section 10.1.1 (License Grant to GSK)) without further action from either Party.”

p.
Section 11.3.1(d) of the DCA is hereby amended by:

•
deleting “[***],” after the phrase “[***]”; and

•
deleting “[***],” after the phrase “[***]”.

q.
The last sentence of Section 11.3.2 (Manufacturing Technology Transfer) is hereby amended and restated in its entirety as follows:

“[***]”

r.
Article 11 of the DCA is hereby amended to add a new Section 11.6 and a new Section 11.7 as follows:

“11.6 Transfer of Master Cell Bank. In accordance with a schedule to be agreed upon by WuXi and the Parties, WuXi will transfer physical possession of the Master Cell Bank to GSK or, if agreed by the Parties and WuXi in writing, to Vir for further transfer from Vir to GSK. The Parties shall, and Vir shall use good faith efforts to cause WuXi to, agree upon such schedule within a reasonable time after the Amendment Effective Date. GSK shall have the sole right to determine the physical location of the transfer of the Master Cell Bank to GSK. Such transfer(s) shall [***]. For purposes of this Section 11.6, “Master Cell Bank” means approximately [***], which are in the possession of WuXi as of the Amendment Effective Date.

11.7 Transfer of Certain VIR-7831 Antibody Product Materials. Unless otherwise mutually agreed by the Parties, Vir will transfer to GSK all Know-How and other information, including any Regulatory Filings, licenses, registrations or authorizations of any Regulatory Authority (including Drug Approval Applications) necessary for the Manufacturing, use, storage, import, export, transport, marketing and sale of the VIR-7831 Antibody Product in and for Greater China, and correspondence to or from any Regulatory Authority (collectively, “Regulatory Information”), in each case, (a) relating to the VIR-7831 Antibody Product in Greater China, (b) generated by or on behalf of WuXi under the Original WuXi Agreement and in the possession or control of WuXi, Vir or any of their respective Affiliates, and (c) within [***] (i) after Vir’s receipt of such Know-How and other information from WuXi in the event of possession or control of WuXi or its Affiliates, or (ii) of the Amendment Effective Date in the event of possession or control of Vir or its Affiliates (to the extent not transferred prior to the Amendment Effective Date).”

s.
Section 17.1.6 and Section 17.1.12 of the DCA are hereby amended by inserting at the start of each such Section: “and each Party represents to the other Party as of the Amendment Effective Date (with respect to the VIR-7831 Antibody Product in Greater China) that”.

t.
Section 17.2 (Representations and Warranties of Vir) of the DCA is hereby amended by:

•
inserting at the start of each of Sections 17.2.21 through 17.2.26 “Vir represents and warrants as of the Amendment Effective Date (with respect to the VIR-7831 Antibody Product in Greater China) that”;

•
inserting new Section 17.2.21 after Section 17.2.20 as follows:

“(a) Vir and WuXi have terminated the Original WuXi Agreement, (b) all rights granted to WuXi thereunder have terminated and reverted to Vir, including (i) all rights to, and the right to [***] and (ii) all rights to, and the right to receive [***], (c) neither Vir nor any of its Affiliates and, [***], neither WuXi nor any of its Affiliates, have (sub)licensed or otherwise transferred any rights under the Original WuXi Agreement to any Third Party, (d) WuXi has represented and warranted to Vir in the WuXi Reversion Agreement that (i) the only Regulatory Information owned or controlled by WuXi or any of its Affiliates under the Original WuXi Agreement are listed in Exhibit A attached to this Amendment, and (ii) the only development activities conducted by WuXi or its Affiliates under the Original WuXi Agreement are the non-clinical studies listed in Exhibit B attached to this Amendment, and (e) pursuant to the WuXi Reversion Agreement, WuXi has granted Vir a perpetual, worldwide, exclusive license, with the right to grant sublicenses through multiple tiers, under Know-How and patent rights owned or controlled by WuXi and its Affiliates and generated in the performance of activities under the Original WuXi Agreement to exploit Vir Antibodies (as defined in the Original WuXi Agreement), including the VIR-7831 Antibody Product;”

•
inserting new Section 17.2.22 as follows:

“(a) except with respect to any amounts owed to WuXi by Vir under the WuXi Reversion Agreement (for clarity, such amounts which shall be Vir’s sole responsibility), there are no amounts owed, or that will be required to be paid, to a Third Party under or in connection with the Original WuXi Agreement and (b) except for the WuXi Reversion Agreement, [***] and the Existing Vir Third Party Agreements, the exploitation of the VIR-7831 Antibody Product in Greater China as contemplated herein will not be subject to any other license or agreement to which WuXi, Vir or any of its or their Affiliates is a Party;”

•
inserting new Section 17.2.23 as follows:

“(a) all data, study reports, materials, biological samples or other Know-How relating to the VIR-7831 Antibody Product that were generated under or arose in connection with activities conducted by or on behalf of WuXi, Vir or any of their Affiliates under the Original WuXi Agreement and (b) all Regulatory Information relating to the VIR-7831 Antibody Product in or for Greater China generated under or in connection with the Original WuXi Agreement, in each case ((a) and (b)) have been provided or delivered to GSK on or before the Amendment Effective Date or will be transferred to GSK after the Amendment Effective Date as provided in Section 11.7, unless otherwise mutually agreed by the Parties;”

•
inserting new Section 17.2.24 as follows:

“all Know-How and any other information, including in connection with the Master Cell Bank and any Regulatory Information, in each case, relating to the VIR-7831 Antibody Product in or for Greater China, that were owned by or otherwise in the possession or Control of Vir or any of its Affiliates prior to the Amendment Effective Date, have been provided to GSK as of the Amendment Effective Date;”

•
inserting new Section 17.2.25 as follows:

“neither Vir, nor any of its Affiliates, have (sub)licensed or otherwise granted any rights to any Third Party to exploit the VIR-7831 Antibody Product in or for Greater China, except for sublicenses or other rights which have been terminated prior to the Amendment Effective Date and except for rights granted under subcontracts or services agreements that pertain to activities under this Agreement;”

•
inserting new Section 17.2.26 as follows:

“except for the WuXi Reversion Agreement, [***] and any other subcontracts or services agreements that pertain to activities under this Agreement, there are no other agreements in force as of the Amendment Effective Date between WuXi and Vir, or any of their respective Affiliates, with respect to the VIR-7831 Antibody Product in Greater China;”

•
inserting new Section 17.2.27 as follows:

“the WuXi Reversion Agreement does not require WuXi’s consent in connection with the grant of any sublicenses for the VIR-7831 Antibody Product in Greater China.”

u.
Section 17.3.1(c) of the DCA is hereby amended by inserting the phrase “(prior to the Amendment Effective Date)” after “WuXi” in each instance of appearance in such section.

v.
Section 17.3.2 of the DCA is hereby amended by:

•
inserting the phrase [***].
•
Adding to add a new Section 17.3.2(f) as follows:

“Vir shall (a) notify GSK in writing in advance of any anticipated or final amendment or termination of the WuXi Reversion Agreement, [***] (collectively, the “WuXi Agreements”), and (b) not amend or terminate the WuXi Agreements, in each case, ((a) and (b)), if such amendment or termination would adversely impact the rights of GSK or increase the obligations of GSK with respect to exploitation of the VIR-7831 Antibody Product in Greater China following the Amendment Effective Date without prior written consent of GSK.”

w.
Schedule 2.3.1 (Existing Vir Third Party Agreements) of the DCA is hereby amended by [***].

2.
Reference to DCA. Upon and after the Amendment Effective Date, each reference in the DCA to “this Agreement,” “hereunder,” “hereof” or words of the like referring to the DCA shall mean and be a reference to the DCA as modified and amended by this Amendment.

3.
Effectiveness. This Amendment shall not be effective until execution and delivery of this Amendment by both Parties hereto. Except as specifically amended above, the DCA shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Parties hereto.

4.
No Other Waiver. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of either Party under the DCA, nor constitute a waiver of any provision of the DCA.

5.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflicts of laws principles.

6.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Amendment by electronic transmission shall be as effective as delivery of a manually executed signature page.

[Signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Amendment Effective Date by their respective duly authorized representatives as set forth below.

Glaxo Wellcome UK Limited By: /s/ Jerome Andries Name: Jerome Andries Title: Director

[Signature Page to Amendment No. 1 to DCA]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Amendment Effective Date by their respective duly authorized representatives as set forth below.

GlaxoSmithKline Biologicals S.A. By: /s/ Antoon Loomans Name: Antoon Loomans Title: SVP Corporate, General Counsel -and- By: /s/ Gabriel Millan Name: Gabriel Millan Title: SVP Finance, Global Vaccines

[Signature Page to Amendment No. 1 to DCA]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Amendment Effective Date by their respective duly authorized representatives as set forth below.

Vir Biotechnology, Inc. By: /s/ George Scangos Name: George Scangos, Ph.D. Title: President and Chief Executive Officer

[Signature Page to Amendment No. 1 to DCA]

Exhibit A

Original WuXi Agreement Regulatory Documentation

[***] Pre-IND related documents		Note
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]

Exhibit B

Original WuXi Agreement Non-Clinical Studies

WuXi Study Number	Vir Study Number	Title/Description
[***]	[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]

268837751 v12